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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement Nos. 33-51210, 33-68520, 333-00052, and 333-09595 of Goody's Family Clothing, Inc. on
Form S-8 of our report dated March 19, 1997, incorporated by reference in the Annual Report on Form 10-K of Goody's Family Clothing, Inc. for the year ended February 1, 1997.

                                          DELOITTE & TOUCHE LLP

Atlanta, Georgia
April 30, 1997